                                                                   EXHIBIT 10.14

                                NETSELECT, INC.

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT, dated as of August 21, 1998 (the

"Agreement"), is entered into between NetSelect, Inc., a Delaware corporation
 ---------
(the "Company"), and each of those persons and entities, severally and not
      -------
jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred
   ---------
to as "Purchasers" and each individually as a "Purchaser"). Capitalized terms
       ----------                              ---------
used in this Agreement but not otherwise defined shall have the meanings given to them in Section 6 hereof.

     WHEREAS, Purchasers wish to purchase from the Company, and the Company wishes to sell to Purchasers, an aggregate of One Million Six Hundred Sixty Four Thousand Forty Nine (1,664,049) shares of a new series of preferred stock, $.001 par value per share, of the Company, to be designated "Cumulative Convertible Series F Preferred Stock" (the "Series F Preferred Stock"), such Series F
                                ------------------------
Preferred Stock to have the rights, preferences, privileges, and restrictions as set forth in the Amended and Restated Certificate of Incorporation substantially in the form attached as Exhibit B hereto (the "Restated Certificate");
                        ---------              --------------------

     WHEREAS, certain of the Purchasers wish to purchase from the Company, and the Company wishes to sell to such Purchasers, an aggregate of One Million Six Hundred Seventy Three Thousand Nine Hundred Ninety One (1,673,991) additional shares of its Class A Common Stock (the "Common Stock" and, together with the
                                         ------------
Series F Preferred Stock, the "Purchased Securities"); and
                               --------------------

     WHEREAS, Purchasers and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1.  Agreement to Purchase and Sell Stock; Closing.
         ---------------------------------------------

         1.1  Agreement to Purchase and Sell Stock. The Company agrees to sell
              -------------------------------------
to each Purchaser at the Closing, and each Purchaser agrees, severally and not jointly, to purchase from the Company at the Closing, the Purchased Securities at a purchase price per share as set forth beside such Purchaser's name on Exhibit A.
---------

         1.2  Closing. The purchase and sale of the Purchased Securities will
              -------
take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at 10:00 a.m. Pacific Time, on August 21, 1998 or at such other time and place as the Company and Purchasers mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the
                                                         -------
Closing, the Company will deliver to each Purchaser certificates representing the number of shares of Series F Preferred Stock and Common Stock that such Purchaser has agreed to purchase hereunder as shown on Exhibit A against
                                                       ---------
delivery to the Company by such Purchaser of the full purchase price of such Purchased Securities, paid by check payable to the Company, wire transfer of funds to the Company or conversion of principal and interest related to promissory notes that were issued to the Purchasers by the Company on July 20, 1998.

          1.3  Additional Closing(s).
               ---------------------

               (a) Conditions of Additional Closing(s). At any time and from
                   ------------------------------------
time to time during the ninety (90) day period immediately following the Closing (the "Additional Closing Period"), subject to the satisfaction of the conditions
      -------------------------
set forth in Section 1.4 below the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature,
                   ------------------
consent or permission of any of the Purchasers, offer and sell to other purchasers ("New Purchasers"), at a price of $24.00 per share, up to that number
             --------------
of shares of Series F Preferred Stock that is equal to the total number of shares of Series F Preferred Stock authorized by the Restated Certificate less the number of shares of Series F Preferred Stock actually issued and sold by the Company at the Closing. New Purchasers may include persons or entities who are already Purchasers under this Agreement.

               (b) Amendments. The Company and the New Purchasers purchasing
                   ----------
Series F Preferred Stock at each Additional Closing will execute counterpart signature pages to this Agreement and the NetSelect Stockholders' Agreement (as defined in Section 5.1(j)) and such New Purchasers will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement and the NetSelect Stockholders' Agreement, each to the same extent as if they had been Purchasers at the Closing. Immediately after each Additional Closing, Exhibit A to this Agreement will be amended to list the New Purchasers
---------
purchasing shares of Series F Preferred Stock hereunder and the number of shares of Series F Preferred Stock purchased by each of them under this Agreement at each such Additional Closing. The Company will promptly furnish to each Purchaser copies of the amendments to Exhibit A referred to in the preceding
                                      ---------
sentence.

               (c) Status of New Purchasers. Upon the completion of each
                   ------------------------
Additional Closing as provided in this Section 1.3, each New Purchaser will be deemed to be a "Purchaser" for all purposes of this Agreement and the NetSelect Stockholders' Agreement.


          1.4  KP Adjustment.  To the extent that the number of equivalent
               -------------
shares of capital stock of the Company referenced on Schedule 2.7a under the column "Buy Back Shares" are not repurchased by October 31, 1998, the Company shall promptly sell to the KP Entities (as such term is defined in the NetSelect Stockholders Agreement attached hereto as Exhibit E) such number of shares of
                                          ---------
Common Stock, at a purchase price of $0.001 per share and calculated on a fully-diluted basis, in an amount equal to 15% of the equivalent shares of capital stock of the Company that were not so repurchased.

     2.  Representations and Warranties of the Company. Except as set forth on
         ---------------------------------------------
the Disclosure Schedule separately delivered to the Purchasers, the Company represents and warrants as of the Closing Date as follows:

         2.1  Organization and Qualification. Each of the Company and its
              ------------------------------
Subsidiaries is duly organized and existing in good standing under the laws of the jurisdiction in which it is organized and has the power to own its property and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Company.

          2.2  Due Authorization. The execution and delivery of this Agreement
               -----------------
and the NetSelect Stockholders' Agreement by the Company, the issuance and sale of the Purchased Securities by the Company and compliance by the Company with all the provisions of this Agreement, the NetSelect Stockholders' Agreement, the Voting Agreement and the Restated Certificate (i) are within the corporate power and authority of the Company and (ii) have been duly authorized by all requisite corporate proceedings on the part of the Company. This Agreement, the Voting Agreement and the NetSelect Stockholders' Agreement have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to each Purchaser true and correct copies of the Certificates of Incorporation and By-Laws of the Company and RealSelect, Inc. ("RealSelect") and the limited liability agreement of NetSelect
                   ----------
L.L.C. ("NS LLC"), in each case as in effect on the date of this Agreement.
         ------

          2.3  Subsidiaries. Schedule 2.3 sets forth for each Subsidiary of the
               ------------  ------------
Company (i) its name and jurisdiction of organization, (ii) the number of shares of authorized capital stock of each class of its capital stock, and (iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each holder (or if such Subsidiary is not a corporation, the equity structure of such Subsidiary and a list of its owners and their relative interests therein). All of the issued and outstanding shares of capital stock or ownership interests of each Subsidiary have been duly authorized and are validly issued, fully paid, and nonassessable. Neither of the Company nor any of its Subsidiaries control, directly or indirectly, or has any direct or indirect equity participation in, any corporation, partnership, trust or other business association which is not a Subsidiary of the Company.

          2.4  Financial Statements; Undisclosed Liabilities; Changes.
               ------------------------------------------------------

               (a) The Company has delivered to each Purchaser true and complete copies of its unaudited consolidated balance sheet of the Company dated May 31, 1998, its unaudited statement of operations and its unaudited statement of cash flows for the five months ended May 31, 1998 and for its fiscal year ended December 31, 1997 (all such financial statements being collectively referred to herein as the "Financial Statements"). The Financial Statements have been
               --------------------
prepared in accordance with generally accepted accounting principles consistently followed (except as indicated in the notes thereto and, subject to normal year-end adjustments, none of which are expected to be material in amount) throughout the periods involved and fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries as of their respective dates.

               (b) Except as set forth in the Financial Statements, to the Company's knowledge, neither the Company nor any of its Subsidiaries has any material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to May 31, 1998, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which in both cases individually or in the aggregate are not material to the financial condition or operating results of the Company and its Subsidiaries taken as a whole.

               (c) Since May 31, 1998, the Company and its Subsidiaries have operated their respective businesses only in the ordinary course and, to the knowledge of the Company, no event has occurred which has had or is reasonably likely to have a Material Adverse Effect on the Company.

               Without limiting the foregoing, since May 31, 1998 there has not been:

                    (i) any damage, destruction or loss to any of the material assets or properties of the Company or any of its Subsidiaries;

                    (ii) any declaration, setting aside or payment of any dividend or distribution or capital return in respect of any shares of the Company's capital stock or any redemption, purchase or other acquisition by the Company or any of its Subsidiaries of any shares of the Company's capital stock, except as contemplated by employee stock plans or the Voting Agreement (as defined below);

                    (iii) any sale, assignment, transfer, lease or other disposition or agreement to sell, assign, transfer, lease or otherwise dispose of any of the assets of the Company or any of its Subsidiaries outside the normal course of business;

                    (iv) any acquisition (by merger, consolidation, or acquisition of stock or assets) by the Company or any of its Subsidiaries of any corporation, partnership or other business organization or division thereof;

                    (v) any incurrence by the Company or any of its Subsidiaries of any indebtedness for borrowed money or any assumption, granting, guarantee or endorsement, or other accommodation arrangement making the Company or any of its Subsidiaries responsible for the indebtedness for borrowed money of any person or entity (other than another Subsidiary);

                    (vi) any material change in any method of accounting or accounting practice used by the Company or any of its Subsidiaries, other than such changes required by generally accepted accounting principles;

                    (vii) (A) any employment, deferred compensation, severance or similar agreement entered into or amended by the Company or any of its Subsidiaries, (B) increase in the compensation payable or to become payable by it to any of its directors or officers, or (C) any increase in the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation or disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives, other than, in the case of (B) and (C) above, normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of the Company or any of its Subsidiaries;

                    (viii) any writing down, in accordance with generally accepted accounting principles and consistent with past practice, of the value of any material accounts receivable or any revaluation by the Company or any of its Subsidiaries of any of its material assets or any cancellation or writing off as worthless and uncollectible of any debt, note or account receivable by the Company or any of its Subsidiaries, excluding write-offs and writedowns in the aggregate of less than $50,000;

                    (ix) any material transaction with a Related Party (other than compensation for services rendered in the ordinary course of business); or

                    (x) any agreement to take any actions specified in this
Section 2.4(c), except for this Agreement and the transactions contemplated hereby.

          2.5  Litigation. There is no action, suit, investigation or proceeding
               ----------
pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or Governmental Authority.

          2.6  Conflicting Agreements and Charter Provisions. Neither the
               ---------------------------------------------
Company nor any of its Subsidiaries is a party to any organizational documents or contract or agreement or subject to any organizational documents or judgment or decree which is reasonably likely to have a Material Adverse Effect on the Company. None of (i) the execution and delivery of this Agreement, the Voting Agreement, the NetSelect Stockholders' Agreement and the issuance of Purchased Securities and (ii) the fulfillment of and compliance with the terms and provisions hereof and thereof and of the Purchased Securities shall conflict with or result in a breach of, or require a consent, approval or other action under, the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the organizational documents of the Company or any Subsidiary or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary or any of their respective properties is subject except those which have been obtained before the Closing. Neither the Company nor any of its Subsidiaries (i) is in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligation for borrowed money, or (ii) is in material default under any of their respective material contracts or agreements, or under any instrument by which the Company or any of its Subsidiaries is bound (including those listed in the Disclosure Schedule).

          2.7  Capitalization. (a) As of the date of this Agreement prior to the
               --------------
issuance of the Purchased Securities, the authorized capital stock of the Company consists of: (i) 35,000,000 shares of Class A Common Stock, par value $0.001 per share ("Class A Common Stock"), of which 370,852 shares are issued
                   --------------------
and outstanding; (ii) 10,000,000 shares of Class B Common Stock, par value $0.001 per share ("Class B Common Stock," together with Class A Common Stock,
                   --------------------
the "Common Stock"), of which 116,470 shares are issued and outstanding; and
     ------------
(iii) 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which 1,647,059 shares have been designated and issued as Series A Preferred Stock (the "Series A Preferred Stock"), 352,941 shares have been designated and issued
      ------------------------
as Series B Preferred Stock (the "Series B Preferred Stock"), 614,374 shares
                                  ------------------------
have been designated and issued as Series C Preferred Stock (the "Series C
                                                                  --------
Preferred Stock"), 681,201 shares have been designated and issued as Series D
---------------
Preferred Stock (the "Series D Preferred Stock"), 325,000 shares have been
                      ------------------------
designated and issued as Series E Preferred Stock (the "Series E Preferred
                                                        ------------------
Stock") and 2,100,000 shares have been designated as Series F Preferred Stock,
-----
none of which have been issued (the "Series F Preferred Stock" and together with
                                     ------------------------
the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and the Series E Preferred Stock, the "Preferred Stock"). All shares of Preferred Stock that have been issued are
 ---------------
still outstanding.  Except
as set forth on the Disclosure Schedule or in the NetSelect Stockholders' Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of the Company or any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound relating to the issuance or transfer of any shares of capital stock or options, warrants or rights to purchase or acquire any shares of capital stock of the Company or relating to the voting of any shares of capital stock of the Company or a Subsidiary. The Disclosure Schedule sets forth the names of the holders of securities of the Company, the numbers of such securities held by such holders, the expiration dates of such securities, their vesting schedules (if any) and their exercise price (if any). Except for rights of first refusal held by the Company to purchase shares of its stock issued under the Company's 1996 Stock Incentive Plan, no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company. The only registration rights granted by the Company are contained in the NetSelect Stockholders' Agreement and that certain Stock and Interest Purchase Agreement dated as of November 26, 1996 among the Company, NS LLC and InfoTouch Corporation, a Delaware corporation.

          2.8  Status of Purchased Securities. The Purchased Securities have
               ------------------------------
been duly authorized by all necessary corporate action on the part of the Company and, upon payment therefor as provided in Section 1 hereof, the Purchased Securities shall be, and the shares of Class A Common Stock issuable upon conversion of the Series F Preferred Stock, upon such conversion and issuance shall be, validly issued and outstanding, fully paid and nonassessable (the Purchased Securities and such shares of Class A Common Stock issuable upon conversion of the Series F Preferred Stock are collectively referred to herein as the "Securities"). The shares of Series A Common Stock issuable upon
        ----------
conversion of the shares of Series F Preferred Stock have been validly reserved for issuance.

          2.9  Laws and Regulations. The Company and each of its Subsidiaries
               --------------------
are in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and have obtained all permits, licenses, franchises, and similar documentation, including without limitation real estate licenses, required or necessary for the conduct of the Real Estate Business. There are no claims, notices, civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

          2.10  Title to Properties; Insurance. The Company owns its properties
                ------------------------------
and assets free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company and each of its Subsidiaries is in compliance with such leases and, to the best of the Company's knowledge, the Company and each of its Subsidiaries holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets. Each of the Company and its Subsidiaries maintains insurance with respect to their properties and business against such casualties and contingencies, of such types (including, without limitation, errors and omissions coverage), on such terms and in such amounts

(including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of similarly situated entities engaged in the same or a similar business. The Company has obtained a policy of directors' and officers' insurance in the amount of $2,000,000.

          2.11  Governmental Consents, etc. The Company is not required to
                --------------------------
obtain any consent, approval or authorization of, or to make any declaration or filing with, any Governmental Authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement and the NetSelect Stockholders' Agreement, the valid offer, issue, sale or delivery of the Purchased Securities, or the performance by the Company of its obligations in respect thereof, except for any filings required to effect any registration pursuant to the NetSelect Stockholders' Agreement and any state or federal securities filings.

          2.12  Taxes. The Company and each of its Subsidiaries have filed or
                -----
caused to be filed all tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by them to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company and its Subsidiaries have paid or caused to be paid, or have established adequate reserves for, all federal income tax liabilities and state income tax liabilities now applicable to the Company or any of its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

          2.13  ERISA. The Company does not have any Employee Pension Benefit
                -----
Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

          2.14  Patents and Trademarks. Set forth in Schedule 2.14 is a true and
                ----------------------               -------------
complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names and copyrights presently used by the Company or any Subsidiary or necessary for the conduct of the business of the Company and its Subsidiaries as conducted and as proposed to be conducted (the "Intellectual Property Rights"). The Company owns, or has the
                ------------------------------
right to use under the agreements or upon the terms described in Schedule 2.14,
                                                                 -------------
all of the Intellectual Property Rights. To the knowledge of the Company, the business conducted or proposed to be conducted by the Company and its Subsidiaries does not infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity, and neither the Company nor any Subsidiary has received any charge, complaint, claim, demand or notice alleging any such infringement or violation. To the Company's knowledge, no other Person has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company or any Subsidiary in its business.

          2.15  Material Contracts and Obligations. Schedule 2.15 sets forth a
                ----------------------------------  -------------
list of the following agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound: (a) any agreement relating to the Intellectual Property Rights having a value in excess of $50,000, (b) all employment and consulting agreements which require future annual cash payments in excess of $125,000, and all employee benefit, bonus, pension, profit-sharing, stock option, securities purchase and similar plans and arrangements, (c) all data content provider agreements, including, but not limited to, master listings service agreements (and indication of whether each such agreement offers the Company exclusive listing rights), (d) all agreements with National Association of Realtors or Realtor Information Network, Inc., (e) all agreements with third parties under which such third parties agree to direct Internet traffic to the Internet site operated by RealSelect, (f) all agreements with third parties under which such third parties agree to pay the Company or any Subsidiary for furnishing additional information about such third parties to visitors of the Internet site operated by RealSelect, (g) all agreements with suppliers or vendors which require future payments in excess of $125,000 not already covered by (a) through (f) above, (h) all agreements or commitments which restrict the ability of the Company or any Subsidiary or Affiliate or employee to engage in any business or line of business in any location, (i) all agreements or commitments relating to Indebtedness or Guarantees of the Company or any Subsidiary and (j) any other agreement or commitment which requires future payments by or to the Company or any Subsidiary in excess of $125,000 or which is otherwise material to the Company or any of its Subsidiaries. The Company has delivered or made available to each Purchaser copies of all of the foregoing agreements and commitments. All of such agreements and commitments are valid, binding and in full force and effect, except that, with respect to parties to such agreements and commitments other than the Company and its Subsidiaries, this representation is made only to the knowledge of the Company.

          2.16  Labor Matters. Neither the Company nor any of its Subsidiaries
                -------------
is a party to any collective bargaining agreement covering employees of the Company or its Subsidiaries nor does any labor union or collective bargaining agent represent any of the employees of the Company or its Subsidiaries. There is no labor strike, slow-down or stoppage pending or, to the Company's knowledge, threatened by the employees.

          2.17  Books and Records. All the books, records and accounts of the
                -----------------
Company and its Subsidiaries are in all material respects true and complete, are maintained in accordance with good business practice and all laws applicable to its business, and accurately present and reflect in all material respects all of the transactions therein described. The Company has previously delivered to the each Purchaser true and complete texts of all of the minutes relating to meetings of the stockholders, the Board and committees of the Board of the Company and each Subsidiary for the past two years.

          2.18  Brokers. Neither the Company nor any Subsidiary has engaged any
                -------
finder, broker or investment adviser, and has no obligation to pay any fees relating thereto, in connection with the transactions contemplated hereby.

          2.19  Holding Company Act and Investment Company Act. Neither the
                ----------------------------------------------
Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

          2.20  Costs of "Year 2000" Modifications. The Company represents and
                ----------------------------------
warrants that its computer system and software are able to accurately process date data, including but not limited to, calculating, comparing and sequencing from, into and between the twentieth century

(through year 1999), the year 2000 and the twenty-first century, including leap year calculations. To the knowledge of the Company, it is not aware of any inability on the part of any service provider to timely remedy its own deficiencies in respect of the year 2000 problem.

          2.21  Related Party Transactions.  Except as set forth in the
                --------------------------
Disclosure Schedule, no beneficial owner of 5% or more of the Company's or any of its Subsidiaries' outstanding capital stock or officer or director of the Company or any of its Subsidiaries or any spouse, parent, child or sibling of any officer or director or any person or entity (other than the Company or a Subsidiary) in which any such person or entity owns any beneficial interest (collectively, "Related Parties") has any interest in: (i) any contract,
                ---------------
arrangement or understanding with, or relating to, the business or operations of, the Company or any of its Subsidiaries; (ii) any loan, arrangement, understanding, agreement or contract for or relating to indebtedness of the Company or any of its Subsidiaries; or (iii) any property (real, personal or mixed), tangible or intangible, used in the business or operations of the Company or any of its Subsidiaries; excluding any such contract, arrangement, understanding or agreement constituting an employee compensation arrangement.

          2.22  Accuracy of Information.  None of the representations and
                -----------------------
warranties of the Company contained herein or in the NetSelect Stockholders' Agreement contains any material misstatement of fact or omits any material fact required to be stated herein or therein or necessary to make the statements herein and therein not misleading. The information (other than projections) which has been furnished in writing by the Company to the Purchasers in connection with the transactions contemplated hereby, did not, in the aggregate and to the knowledge of the Company, as of the date such information was furnished, contain any material misstatement of fact, or omit any material fact required to be stated therein or necessary to make the statements therein not misleading. The projections delivered to certain of the Purchasers dated August 18, 1998 were prepared by management of the Company using its reasonable business judgment and based upon the assumptions set forth in such projections, represent as of the date of this Agreement the best estimate by management of the Company as to the financial performance of the Company for the periods indicated, but do not represent any guarantee or assurance of the future financial results of the Company. The Company does not believe that such projections are inaccurate or misleading in any material respect.

     3.  Representations and Warranties of Purchaser. Each Purchaser represents
         -------------------------------------------
and warrants as of the date hereof and as of the Closing, individually and not jointly, as follows:

          3.1  Organization and Qualification. Such Purchaser is duly organized
               ------------------------------
and existing in good standing under the laws of the jurisdiction of its formation and has the power to own its property and to carry on its business as now being conducted.

          3.2  Due Authorization. Such Purchaser has all necessary right, power
               -----------------
and authority to enter into this Agreement and the NetSelect Stockholders' Agreement, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the NetSelect Stockholders' Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on behalf of such Purchaser. This Agreement and the NetSelect Stockholders' Agreement have been duly executed and delivered by such Purchaser and constitute valid and binding agreements of such Purchaser enforceable in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          3.3  Governmental Consents, etc. Except as obtained or made, such
               --------------------------
Purchaser is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any Governmental Authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement and the NetSelect Stockholders' Agreement and the valid offer, issue, sale or delivery of the Purchased Securities, or the performance by such Purchaser of its obligations in respect thereof.

          3.4  Conflicting Agreements and Other Matters. Neither the execution
               ----------------------------------------
and delivery of this Agreement and the NetSelect Stockholders' Agreement nor the performance by such Purchaser of its obligations hereunder conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to, the organizational documents of such Purchaser or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which such Purchaser or any of its properties are subject.

          3.5  Acquisition for Investment. Such Purchaser is acquiring the
               --------------------------
Securities for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and such Purchaser has no present intention or plan to effect any distribution thereof. Such Purchaser acknowledges that the Securities have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration.

          3.6  Investment Experience.  Such Purchaser understands that the
               ---------------------
purchase of the Purchased Securities involves substantial risk.  Such Purchaser:
(i) has experience as an investor in securities of companies in the development stage and acknowledges that such Purchaser is able to fend for itself, can bear the economic risk of such Purchaser's investment in the Purchased Securities and has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of this investment in the Purchased Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Purchaser to be aware of the character, business acumen and financial circumstance of such persons.

          3.7  Accredited Purchaser. Such Purchaser is an "accredited investor"
               --------------------
within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

          3.8  Brokers. Such Purchaser has not engaged any finder, broker or
               -------
investment advisor, and has no obligation to pay any fees relating thereto, in connection with the transaction contemplated hereby.

     4.  Certain Covenants.
         -----------------

          4.1  Compliance with Laws. The Company shall, and shall cause its
               --------------------
Subsidiaries to, comply in all material respects with all applicable statutes, rules, regulations and orders of all Governmental Authorities with respect to the conduct of its business and the ownership of its properties, including, without limitation, those relating to the environment and human health, equal employment opportunity, employee safety, foreign corrupt practices and ERISA.

          4.2  Limitation on Agreements. The Company shall not, and shall not
               ------------------------
permit any of its Subsidiaries to, enter into any agreement or any amendment, modification, extension or supplement to any existing agreement, which contractually prohibits the payment of dividends on the Series F Preferred Stock in accordance with the Restated Certificate.

          4.3  Preservation of Franchises and Existence. The Company shall, and
               ----------------------------------------
shall cause each of its Subsidiaries (so long as they are conducting any business) to, maintain its corporate existence, and all material rights and franchises, in full force and effect unless the Board determines that it is in the best interest of the Company not to do so and such rights and franchises, as the case may be, are not material to the business of the Company.

          4.4  Insurance. The Company shall, and shall cause each of its
               ---------
Subsidiaries to, effective as of the Closing, maintain with insurers believed by the Company to be responsible such insurance, in such amounts and of such types as are customarily carried under similar circumstances by companies of similar size and engaged in the same or a similar business or having similar properties similarly situated and in any event not less than the amounts set forth on
Schedule 4.4.
------------

          4.5  Lost, Stolen, Damaged and Destroyed Stock Certificates. Upon
               ------------------------------------------------------
receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for shares of Series F Preferred Stock or Class A Common Stock, and in the case of loss, theft or destruction, upon delivery of an indemnity or bond satisfactory to the Company (which may include an undertaking by the Purchasers so to indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company shall issue a new agreement or certificate of like tenor for a number of shares of Series F Preferred Stock or Class A Common Stock equal to the number of shares of such stock represented by the lost, stolen, destroyed or mutilated certificate.

          4.6  Related Party Transactions. Except for transactions contemplated
               --------------------------
in the Voting Agreement and except with the written consent of a majority of the disinterested directors of the Board, the Company shall not, directly or indirectly, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into, amend or terminate any material contract, arrangement or transaction with a Related Party, other than compensation arrangements in the ordinary course of business on arm's length terms.

          4.7  Use of Proceeds.  The Company will use that portion of the
               ---------------
proceeds obtained from the sale of shares of Purchased Securities above $28,000,000 that is necessary to fulfill its obligations as set forth in Section
2.1 of the Voting Agreement (as defined below).

          4.8  Merger of InfoTouch, Inc. and NS LLC.  The Company shall use its
               ------------------------------------
best efforts to effect the InfoTouch Merger (as defined in the Voting Agreement) by October 31, 1998. Prior to the consummation of the InfoTouch Merger, the Company shall deliver a capitalization table to the Purchasers setting forth the fully diluted capitalization of the Company after giving effect to the InfoTouch Merger.

          4.9  Merger of RealSelect, Inc. and the Company.  The Company shall
               ------------------------------------------
use its reasonable best efforts to effect a merger of RealSelect, Inc. with the Company by November 15, 1998 pursuant to terms that the Company's Board of Directors believe are in the best interests of the Company (the "NAR Collapse").
                                                                 ------------
Prior to the consummation of the NAR Collapse, the Company shall deliver a capitalization table to the Purchasers setting forth the fully diluted capitalization of the Company after giving effect to the NAR Collapse.

          4.10  Employee Agreements. The Company will use its best efforts to
                -------------------
have each employee, consultant and officer of the Company and each of its Subsidiaries execute an agreement with such entity regarding confidentiality and proprietary information substantially in the form delivered to special counsel for the Purchasers.

          4.11  Audited Financial Statements.  The Company shall use its best
                ----------------------------
efforts to deliver to the Purchasers audited consolidated financial statements for its fiscal year ended December 31, 1997 by October 31, 1998.

          4.12  Certain Issuances.  The approval of Investors affiliated with
                -----------------
Kleiner Perkins Caufield & Byers shall be required prior to the issuance by the Company of any securities to Cendant Corporation prior to the effectiveness of a Registration Statement covering the Company's common stock for an initial public offering.


          4.13. Stock Option Agreements. On or before the earlier of (i) October
                -----------------------
31, 1998 or (ii) the InfoTouch Merger, the Company shall enter into customary stock option agreements with current holders of the Company's stock options, which agreements shall reflect standard terms and conditions and contain a right to repurchase unvested shares in favor of the Company. The Company shall require all future grantees of Company stock options to execute standard and customary stock option agreements, which agreements shall contain a right to repurchase unvested shares in favor of the Company.

     5.   Conditions to Obligations at Closing.
          ------------------------------------

          5.1  Conditions to Purchasers' Obligations at Closing. The obligations
               ------------------------------------------------
of each Purchaser under Section 1 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the
Purchasers:

               (a) Representations and Warranties True. Each of the
                   -----------------------------------
representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

               (b) Performance. The Company shall have performed and complied
                   -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          (c) Restated Certificate Effective. The Restated Certificate shall
              ------------------------------
have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

          (d) Compliance Certificate. The Company shall have delivered to each
              ----------------------
Purchaser at the Closing a certificate signed on its behalf by its President, Chief Executive Officer, or Chief Financial Officer certifying that the conditions specified in Sections 5.1(a), 5.1(b) and 5.1(c) have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company not previously disclosed to the Purchasers in writing.

          (e) Securities Exemptions. The offer and sale of the Purchased Shares
              ---------------------
to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "Law") and
                                                                     ---
the registration and/or qualification requirements of all other applicable state securities laws.

          (f) Proceedings and Documents. All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser and to the Purchasers' special counsel.

          (g) Board of Directors and Managers.
              -------------------------------

              (i)   NetSelect. The directors of the Company as of the Closing
                    ---------
shall be Stuart Wolff, John Doerr, William Kelvie, Ken Klein, Richard Janssen, James Brown, Michael Brooks, Joseph Hanauer and Dort Cameron, III.

              (ii)  RealSelect. The directors of RealSelect as of the Closing
                    ----------
shall be Stuart Wolff, John Doerr, William Kelvie, Ken Klein, Richard Janssen, James Brown, Michael Brooks, Joseph Hanauer and Dennis Cronk.

              (iii) NetSelect, L.L.C. The managers of NS LLC as of the Closing
                    ----------------
shall be Stuart Wolff, John Doerr, William Kelvie, Ken Klein, Richard Janssen, James Brown, Michael Brooks, Joseph Hanauer and Dort Cameron, III.

          (h) No Material Change. There shall have been no material adverse
              ------------------
change in the business, affairs, prospects, operations, properties, assets or condition of the Company since the date of this Agreement.

          (i) Opinion of Company Counsel. Each Purchaser shall have received an
              --------------------------
opinion from Fenwick & West, LLP, counsel for the Company, dated as of the date of the Closing, in the form attached hereto as Exhibit D.
                                               ---------

          (j) NetSelect Stockholders' Agreement. The Amended and Restated
              ---------------------------------
NetSelect Stockholders' Agreement in the form attached to this Agreement as Exhibit E (the "NetSelect Stockholders' Agreement") shall have been executed and
---------       ---------------------------------
delivered by NetSelect and the holders of at least two-thirds (2/3) of the Shares (as defined therein) held by the parties thereto (other than the Purchasers and NetSelect).

          (k) RealSelect Stockholders' Agreement. The Amendment No. 2 to the
              ----------------------------------
RealSelect Stockholders' Agreement in the form attached to this Agreement as Exhibit F (the "RealSelect Stockholders' Agreement") shall have been executed
---------       ----------------------------------
and delivered by each party thereto.

          (l) Voting Agreement. The Voting Agreement in the form attached to
              ----------------
this Agreement as Exhibit G (the "Voting Agreement") shall have been executed
                  ---------       ----------------
and delivered by the holders agreeing to have repurchased at least 431,664 shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and at least 440,000 shares of capital stock of InfoTouch Corporation.

          (m) Executed Consent and Waivers. Holders of (i) at least two-thirds
              ----------------------------
(2/3) of the voting power of Shares held by the Stockholders (as such terms are defined in the NetSelect Stockholders' Agreement), (ii) at least two-thirds (2/3) of the shares of outstanding Series A Preferred Stock and Series B Preferred Stock (voting on an as-converted basis), (iii) at least two-thirds of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting on an as-converted basis) and (iv) at least two-thirds (2/3) of the shares of outstanding Series D Preferred Stock shall have executed and delivered to the Company a Consent and Waiver in the form of Exhibit H hereto
                                                             ---------
(the "Consent and Waiver").
      ------------------

          (n) Increase in Stock Option Plan.  The pool of shares of the
              -----------------------------
Company's Class A Common Stock available for grant under the Company's 1996 Stock Incentive Plan shall have been increased to 2,000,000 shares.

          (o) Wolff Employment Agreement. The Employment Agreement with Stuart
              --------------------------
Wolff in the form attached to this Agreement as Exhibit I (the "Wolff Employment
                                                ---------       ----------------
Agreement") shall have been executed and delivered by the parties thereto.
---------

          (p) Janssen Employment Agreement. The Employment Agreement with
              ----------------------------
Richard Janssen in the form attached to this Agreement as Exhibit J (the
                                                          ---------
"Janssen Employment Agreement") shall have been executed and delivered by the
-----------------------------
parties thereto.

     5.2 Conditions to the Company's Obligations at Closing. The obligations of
         --------------------------------------------------
the Company to each Purchaser under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such Purchaser:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
of such Purchaser contained in Section 3 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          (b) Payment of Purchase Price. Each Purchaser shall have delivered to
              -------------------------
the Company the purchase price specified for such Purchaser on Exhibit A in
                                                               ---------
accordance with the provisions of Section 2.

          (c) Restated Certificate Effective. The Restated Certificate shall
              ------------------------------
have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

          (d) Securities Exemptions. The offer and sale of the Purchased Shares
              ---------------------
to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

          (e) Proceedings and Documents. All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel.

          (f) Board of Directors and Managers.
              -------------------------------

              (i)   NetSelect. The directors of the Company shall be Stuart
                    ---------
Wolff, John Doerr, William Kelvie, Ken Klein, Richard Janssen, James Brown, Michael Brooks, Joe Hanauer and Dort Cameron, III.

              (ii)  RealSelect. The directors of RealSelect shall be Stuart
                    ----------
Wolff, John Doerr, William Kelvie, Ken Klein, Richard Janssen, Michael Brooks, Joseph Hanauer and Dennis Cronk.

              (iii) NetSelect, L.L.C. The managers of NS LLC shall be Stuart
                    ----------------
Wolff, John Doerr, William Kelvie, Ken Klein, Richard Janssen, James Brown, Michael Brooks, Joseph Hanauer and Dort Cameron, III.

          (g) NetSelect Stockholders' Agreement. The NetSelect Stockholders'
              ---------------------------------
Agreement shall have been executed and delivered by the holders of at least two-thirds (2/3) of the Shares (as defined therein) held by the parties thereto (other than the Purchasers).

          (h) RealSelect Stockholders' Agreement. The RealSelect Stockholders'
              ----------------------------------
Agreement shall have been executed and delivered by each party thereto.

          (i) Voting Agreement. The Voting Agreement shall have been executed
              ----------------
and delivered by the holders of at least 431,664 shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and at least 440,000 shares of capital stock of InfoTouch Corporation.

          (j) Executed Consent and Waivers. Holders of (i) at least two-thirds
              ----------------------------
(2/3) of the voting power of Shares held by the Stockholders (as such terms are defined in the NetSelect Stockholders' Agreement), (ii) at least two-thirds (2/3) of the shares of outstanding Series A Preferred Stock and Series B Preferred Stock (voting on an as-converted basis), (iii) at least two-thirds of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting on an as-converted basis) and (iv) at least two-thirds (2/3) of the shares of outstanding Series D Preferred Stock shall have executed and delivered to the Company the Consent and Waiver.

          (k) Increase in Stock Option Plan.  The pool of shares of the
              -----------------------------
Company's Class A Common Stock available for grant under the Company's 1996 Stock Incentive Plan shall have been increased to 2,000,000 shares.

          (l) Wolff Employment Agreement. The Wolff Employment Agreement shall
              --------------------------
have been executed and delivered by Stuart Wolff.

          (m) Janssen Employment Agreement. The Janssen Employment Agreement
              ----------------------------
shall have been executed and delivered by Richard Janssen.

     6.   Interpretation.
          --------------

          6.1  Definitions.
               -----------

          "Affiliate" and "Associate" shall have the respective meanings
           ---------       ---------
ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Beneficial owner" has the meaning given to such term in Rule 13d-3
           ----------------
under the Exchange Act, and the terms "beneficially own" and "beneficial ownership" shall have the correlative meanings.

          "Board" means the Board of Directors of the Company.
           -----

          "Business Day" shall mean any day other than a Saturday, Sunday or a
           ------------
day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Capitalized Lease" shall mean, with respect to any Person, any lease
           -----------------
or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

          "Capitalized Lease Obligation" of any Person shall mean and include,
           ----------------------------
as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed in accordance with generally accepted accounting principles) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency then administering the Securities Act and other federal securities laws.

          "Company" shall have the meaning specified in the first paragraph of
           -------
this Agreement.

          "Consolidated" or "consolidated", when used with reference to any
           ------------      ------------
financial term in this Agreement (but not when used with respect to any tax return or tax liability), shall mean the aggregate for two or more Persons of the amounts signified by such term for all such Persons, with inter-company items eliminated and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital stock of any such Person or attributable to shares of preferred stock of any such Person not owned by any other such Person.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such successor federal statute.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "Governmental Authority" shall mean any federal, state, local or
           ----------------------
foreign court, administrative agency, commission or other governmental or regulatory body, agency, instrumentality or authority or any department or subdivision thereof.

          "Group" shall have the meaning ascribed to such term in Rule 13d-5
           -----
under the Exchange Act.

          "Guarantee" by any Person shall mean (without duplication on a
           ---------
consolidated basis) all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of the Indebtedness for borrowed money which has been guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

          "Indebtedness" shall mean, with respect to any Person (without
           ------------
duplication on a consolidated basis), (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all

Capitalized Lease Obligations of such person, (vii) all Guarantees of such person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

          "Material Adverse Effect" with respect to any Person shall mean any
           -----------------------
event or events, taken singly or in the aggregate, (a) as a result of which such Person and its Subsidiaries, taken as a whole, would be unable to continue to operate their business in a manner consistent with the manner of operation of such business as of the date of this Agreement or (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, business, results of operations, financial condition or prospects of such Person and its Subsidiaries, taken as a whole.

          "Person" shall mean any individual, firm, corporation, business trust,
           ------
partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Real Estate Business" shall mean any business associated with real
           --------------------
estate (residential and commercial) and classifieds and activities associated therewith or incidental thereto, including but not limited to promotion (online, T.V., radio, print, telecommunication), related information services, advertising, financing information and services, marketing of products and services to real estate and related professionals and companies, financing transaction services, product and service transaction services, data mining and other services generally performed by companies doing any of the foregoing.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Subsidiary" of any Person means any corporation or other entity of
           ----------
which a majority of the voting power or the voting equity securities or equity interests is owned, directly or indirectly, by such Person or Subsidiary of such Person.

          6.2  Accounting Principles. The character or amount of any asset,
               ---------------------
liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with United States generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

     7.   Miscellaneous.
          -------------

          7.1  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          7.2  Specific Enforcement. Each of the parties hereto acknowledges and
               --------------------
agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to injunctive or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled at law or equity.

          7.3  Entire Agreement. This Agreement (including the Schedules and
               ----------------
documents set forth in the exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby, and no other agreements exist between the Company and any of the parties hereto with respect to the subject matter of this transaction, except: (i) the Amended and Restated NetSelect, Inc. Stockholders' Agreement, dated as of the date hereof, (ii) the Voting and Recapitalization Agreement dated as of the date hereof, (iii) the Amendment No. 2 to the RealSelect, Inc. Stockholders' Agreement dated as of the date hereof, (iv) the Amended and Restated NetSelect Stockholders Agreement dated as of the date hereof, (v) the Closing Documents (as such terms is defined in the legal opinion of Fenwick & West LLP dated as of the date hereof),
(vi) the Internet Cooperation and Licensing Agreement between the Company and Fannie Mae, dated as of the date hereof, (vii) the consents, waivers and approvals under existing agreements with the Company, (viii) all of the Company's charter and formation documents; (ix) all documents and agreements relating to the Loan Agreement dated as of July 20, 1998 between the Company, NetSelect L.L.C., RealSelect and the Investors (as such term is defined therein), (ix) the Agreement between the Company, NetSelect L.L.C., RealSelect, REALTORS(R) Information Network, Inc., and the National Association of REALTORS(R) dated as of the date hereof, and (x) any and all agreements and documents entered into or dated prior to the closing of the NetSelect Series D Preferred Stock financing.

          7.4  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          7.5  Notices and other Communications. All notices, consents,
               --------------------------------
requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be given in writing and delivered personally, by facsimile (with a confirmation copy to be sent by first class mail) or sent by nationally recognized overnight courier service, to, in the case of a Purchaser, as set forth below such Purchaser's name on Exhibit A hereto, and in the case of the Company, as set forth below:
---------

               THE COMPANY:

               NetSelect, Inc.
               5655 Lindero Canyon Road, Suite 120

               Westlake Village, CA 91362
               Attention: Chief Executive Officer
               Facsimile No.: (818) 879-2893

               With a copy to:

               Fenwick & West, LLP
               Two Palo Alto Square
               Palo Alto, CA 94306
               Attention: Mark C. Stevens, Esq.
               Facsimile No.: (650) 494-1417

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

          7.6  Amendments. The Company may take any action herein prohibited, or
               ----------
omit to perform any act required to be performed by it (including, without limitation, under Article 4 of this Agreement), retroactively or prospectively, if the Company shall obtain the written consent or waiver of the registered holders of not less than 66 2/3% of the outstanding shares of Purchased Securities (voting on an as-converted basis). Any amendment to this Agreement shall require the written consent of (i) the registered holders of not less than 66 2/3% of the outstanding shares of Series F Preferred Stock and (ii) the Company. Any such actions or acts shall be binding on all Purchasers; provided, however, that no amendment or waiver shall discriminate against any Purchaser without the consent of such Purchaser and this Section 7.6 may only be amended with the consent of all of the Purchasers.

          7.7  Cooperation. Each of the parties hereto agrees to take, or cause
               -----------
to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

          7.8  Heirs, Successors and Assigns. Except as expressly provided
               -----------------------------
otherwise in this Agreement, all covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto, their respective heirs, successors and assigns, and to any transferee of any Securities. There are no other intended third-party beneficiaries to this Agreement.

          7.9  Expenses.  The Company agrees to pay or reimburse each Purchaser
               --------
for (i) all reasonable fees and expenses of one outside legal counsel for the Purchasers in connection with the NetSelect Stockholders' Agreement and the Restated Certificate and the consummation of all transactions contemplated hereby and thereby through the Closing (the "Financing Transaction Fees") and
                                             --------------------------
from the Closing through the NAR Collapse (the "Merger Transaction Fees"), (ii)
                                                -----------------------
all costs, expenses and reasonable legal fees relating to any future amendments or supplements to the NetSelect Stockholders' Agreement, this Agreement or the Restated Certificate (or any proposal by the Company for such amendment or supplement) whether or not consummated or any waiver or consent with respect thereto (or any proposal for such waiver or consent) whether or not consummated and (iii) all costs, expenses and reasonable legal fees of each Purchaser relating to the enforcement against the Company, of the NetSelect Stockholders' Agreement or the Restated Certificate. The maximum amount of Financing Transaction Fees payable by the Company under this

Section 7.9 and Section 6.12 of that certain Loan Agreement dated July 20, 1998 among the Company, NS LLC, RealSelect and the Purchasers shall in the aggregate for all Purchasers not exceed $75,000.

          7.10  Survival of Representations and Warranties. All representations
                ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Purchased Securities, regardless of any investigation made by or on behalf of any party.

          7.11  Transfer of Securities. Each Purchaser understands and agrees
                ----------------------
that the Purchased Securities (and the shares of Common Stock issuable upon conversion thereof) have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Each Purchaser acknowledges that, except as provided in this Agreement and the NetSelect Stockholders' Agreement, each Purchaser has no right to require the Company to register any of such shares. Each Purchaser understands and agrees that each certificate representing any of such shares shall bear the following legends:

               "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY A STOCK PURCHASE AGREEMENT AND A STOCKHOLDERS' AGREEMENT DATED AS OF AUGUST 21, 1998, COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE CORPORATION."

               "THE SECURITIES REPRESENTED BY THIS
          CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AS CONFIRMED BY AN OPINION IN FORM AND FROM COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION."

          The second legend set forth in this Section 7.11 shall be removed by the Company from any certificate evidencing Securities upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the

Securities. The Company shall waive the requirement of such a legal opinion for customary transfers made pursuant to Rule 144 of the Exchange Act.

          7.12  Governing Law. This Agreement shall be governed by and construed
                -------------
and enforced in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles. Each of the Parties hereby waives any right it may have to a trial by jury in any litigation directly or indirectly arising out of this Agreement. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or
                                                 ----------
relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

          7.13  Term. Except as otherwise provided in this Agreement, this
                ----
Agreement shall terminate when none of the shares of Series F Preferred Stock remain outstanding.

          7.14  Publicity.  Each of the parties hereto agrees that it shall (and
                ---------
it shall cause its Subsidiaries, if any, to) agree that it shall make no statement regarding the transactions contemplated hereby which is inconsistent with any press release agreed to by the parties hereto. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with any regulatory body or pursuant to any federal or state law (such as a proxy statement), make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"COMPANY":

NETSELECT, INC.

By: /s/ Stuart Wolff
   ---------------------------------------
   Stuart Wolff, Chief Executive Officer

By: /s/ Richard Janssen
   ---------------------------------------
   Richard Janssen, President

                         COUNTERPART SIGNATURE PAGE TO
                    NETSELECT INC. STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 21, 1998

          Morgan Stanley Venture Partners III, L.P.
          By:  Morgan Stanley Venture Partners III, L.L.C.
                its General Partner

          By:  Morgan Stanley Venture Capital III, Inc.
                Institutional Managing Member

               /s/ R. J. Loatetz
              -------------------------------------------
                   R. J. Loatetz
                   Title: Vice President

          Morgan Stanley Venture Investors III, L.P.
          By:  Morgan Stanley Venture Partners III, L.L.C.
                its General Partner

          By:  Morgan Stanley Venture Capital III, Inc.
                its Institutional Managing Member

               /s/ R. J. Loatetz
              -------------------------------------------
                   R. J. Loatetz
                   Title: Vice President

          The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.
          By:  Morgan Stanley Venture Partners III, L.L.C.
                its General Partner

          By:  Morgan Stanley Venture Capital III, Inc.
                its Institutional Managing Member

               /s/ R. J. Loatetz
              -------------------------------------------
                   R. J. Loatetz
                   Title: Vice President

"PURCHASERS":                                             "PURCHASERS":


Name: Kleiner Perkins Caufield & Byers VIII, L.P.         Name: KPCB VIII Founders Fund, L.P.
      -----------------------------------------------           -------------------------------------------
By:   KPCB VIII Associates, L.P.,                         By:   KPCB VIII Associates, L.P.,
         its General Partner                                       its General Partner

By:   /s/ William R. [ILLEGIBLE]                          By:   /s/ William R. [ILLEGIBLE]
      -----------------------------------------------           -------------------------------------------

Printed Name:      William R. [ILLEGIBLE]                 Printed Name:      William R. [ILLEGIBLE]
              ---------------------------------------                   ----------------------------------

Address:                                                  Address:
        ---------------------------------------------             ----------------------------------------

-----------------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

Facsimile:                                                Facsimile:
          -------------------------------------------               --------------------------------------


"PURCHASERS":                                             "PURCHASERS":


Name: KPCB Information Sciences Ziabatsu Fund II, L.P.    Name:  Intuit, Inc.
      -----------------------------------------------           ------------------------------------------
By:   KPCB Associates, L.P.,                              By:    /s/ Raymond Stern
         its General Partner                                    ------------------------------------------

By:   /s/ William R. [ILLEGIBLE]                          Printed Name:  Raymond Stern
      -----------------------------------------------                   ----------------------------------

Printed Name:      William R. [ILLEGIBLE]                 Address:
              ---------------------------------------             ----------------------------------------
Address:
        ---------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

Facsimile:                                                Facsimile:
          -------------------------------------------               --------------------------------------


"PURCHASERS":                                             "PURCHASERS":


Name: Whitney Equity Partners, L.P.                       Name:
      -----------------------------------------------           ------------------------------------------
By:   /s/ Michael C. Brooks                               By:   /s/ Lawrence W. [ILLEGIBLE]
      -----------------------------------------------           ------------------------------------------

Printed Name:  Michael C. Brooks                          Printed Name:  Lawrence W. [ILLEGIBLE]
              ---------------------------------------                    General Partner
                                                                        ----------------------------------
Address:                                                  Address:
        ---------------------------------------------             ----------------------------------------

-----------------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

Facsimile:                                                Facsimile:
          -------------------------------------------               --------------------------------------


"PURCHASERS":                                             "PURCHASERS":


Name: Broadview Partners Group                            Name: Ingleside Interests
      -----------------------------------------------           ------------------------------------------
By:   /s/ Peter Mooney                                    By:   /s/ Joe F. Hanauer
      -----------------------------------------------           Managing Partner
                                                                ------------------------------------------
Printed Name:  Peter Mooney                               Printed Name:  Joe F. Hanauer
              ---------------------------------------                   ----------------------------------

Address:                                                  Address:
        ---------------------------------------------             ----------------------------------------

-----------------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

Facsimile:                                                Facsimile:
          -------------------------------------------               --------------------------------------


"PURCHASERS":                                             "PURCHASERS":


Name: UBS Capital II LLC                                  Name: GE Capital
      -----------------------------------------------           ------------------------------------------
By:   /s/ Hyunja Laskin                                   By:   /s/ James Brown
      -----------------------------------------------           ------------------------------------------

Printed Name:  Hyunja Laskin                              Printed Name:  James Brown
              ---------------------------------------                   ----------------------------------

Address:                                                  Address:
        ---------------------------------------------             ----------------------------------------

-----------------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

Facsimile:                                                Facsimile:
          -------------------------------------------               --------------------------------------

"PURCHASERS":                                             "PURCHASERS":


Name: Morgan Stanley Dean Witter Equity Funding, Inc.     Name: Cox Interactive Media
      -----------------------------------------------           ------------------------------------------
By:   /s/ David Powers                                    By:   /s/ William L. Killen, Jr.
      -----------------------------------------------           ------------------------------------------

Printed Name:  David Powers                               Printed Name:  William L. Killen, Jr.
              ---------------------------------------                   ----------------------------------
Title:         Vice President
              ---------------------------------------

Address:                                                  Address:
        ---------------------------------------------             ----------------------------------------

-----------------------------------------------------     ------------------------------------------------

-----------------------------------------------------     ------------------------------------------------

Facsimile:                                                Facsimile:
          -------------------------------------------               --------------------------------------


"PURCHASERS":


Name: Fannie Mae
      -----------------------------------------------
By:   /s/ William E. Kelvie
      -----------------------------------------------

Printed Name:  William E. Kelvie
              ---------------------------------------

Address:
        ---------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

Facsimile:
          -------------------------------------------

List of Exhibits:
----------------

A         Schedule of Purchasers

B         Restated Certificate

C         Schedule of Exceptions

D         Fenwick & West Opinion

E         NetSelect Stockholders' Agreement

F         RealSelect Stockholders' Agreement

G         Voting Agreement

H         Consent and Waiver

I         Wolff Employment Agreement

J         Janssen Employment Agreement

                                       25